Cash and Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2019
Cash, Cash Equivalents, and Short-term Investments [Abstract]
Cash and Cash Equivalents and Short-term Investments	Cash and cash equivalents and short-term investments
Accounting Policy
Cash and cash equivalents consist primarily of highly liquid investments, such as bank deposits, money market funds and interest-bearing bank accounts with insignificant interest rate risk and original maturities to the entity holding the investments of 3 months or less at the date of acquisition.
Investments with original maturities to the entity holding the investments longer than 3 months and less than 1 year at the date of acquisition are presented as short-term investments. Gains and losses other than impairments, interest income and foreign exchange results, are recognized in OCI until the short-term investments are derecognized. Upon derecognition, the cumulative gain or loss recognized in OCI, is recognized in the Consolidated Statements of Operations. Short-term investments have insignificant interest rate risk.
Cash and cash equivalents and short-term investments consist of the following:

Year ended December 31	2018	2019
(in millions)	€	€

Deposits with financial institutions	188.2	434.8
Investments in money market funds	2,342.6	2,139.7
Interest-bearing bank accounts	590.3	957.8
Cash and cash equivalents	3,121.1	3,532.3

Deposits with financial institutions	913.3	1,185.8
Short-term investments	913.3	1,185.8

The deposits with financial institutions and investments in money market funds have an investment grade credit rating. Our cash and cash equivalents are predominantly denominated in euros and partly in US dollars and Taiwanese dollars.
At December 31, 2019 no restrictions on usage of cash and cash equivalents exist (2018: no restrictions). The carrying amount of these assets approximates their fair value.